SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2015

Praetorian Property, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-178482	30-0693512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7702 E Doubletree Ranch Rd. Ste 300 Scottsdale AZ	85258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 480.902.3399

Cannabis-Rx, Inc. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On October 13 2015, the Company entered into an employment agreement effective January 1, 2015 with Llorn Kylo (“Kylo”) to be its Chief Executive Officer (the “Kylo Agreement”). The description of the Kylo Agreement provided below is qualified in its entirety by reference to the complete terms of the Kylo Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The following is a summary of the material terms of the Kylo Agreement.

  The term commences on January 1, 2015 and terminates (i) by mutual consent; (b) if Kylo gives 30 days’ prior written notice to the Company; or (c) if the Company gives 90 days’ prior written notice to Kylo.

  Kylo’s annual Base Salary is $9,000 monthly.

  Kylo will be entitled to receive full medical, dental, insurance and automobile coverage paid for by the Company.

  Upon termination of Kylo’s employment, he is entitled to 18 months paid severance.

Also on October 13 2015, the Company entered into an indemnity agreement (the “Kylo Indemnity”) and granted Kylo a contractual right of indemnity. The description of the Kylo Indemnity is qualified in its entirety by reference to the complete terms of the Kylo Indemnity, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

On October 13, 2015, the Company entered into an employment agreement effective January 1, 2015 with Munjit Johal (“Johal”) to be its Chief Financial Officer (the “Johal Agreement”). The description of the Johal Agreement provided below is qualified in its entirety by reference to the complete terms of the Johal Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

The following is a summary of the material terms of the Johal Agreement.

  The term commences on January 1, 2015 and terminates (i) by mutual consent; (b) if Johal gives 30 days’ prior written notice to the Company; or (c) if the Company gives 90 days’ prior written notice to Johal.

  Johal’s annual Base Salary is $4,000 monthly.
  Johal will be entitled to receive full medical and dental insurance.

  Upon termination of Johal’s employment, he is entitled to 18 months paid severance.

Also on October 13, 2015, the Company entered into an indemnity agreement (the “Johal Indemnity”) and granted Johal a contractual right of indemnity. The description of the Johal Indemnity is qualified in its entirety by reference to the complete terms of the Johal Indemnity, a copy of which is attached hereto as Exhibit 10.4 and incorporated by reference herein.

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 1.01 is incorporated into this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On October 7, 2015, we filed a Certificate of Amendment with the Delaware Secretary of State in connection with our name change from Cannabis-Rx, Inc. to Praetorian Property, Inc. A copy of the Certificate of Amendment is filed herewith as Exhibit 3.1.

In connection with the name change, we have the following new CUSIP number: 73943L 100. We have submitted an application to FINRA and received an effective date of October 26, 2015 for our corporate action. We have also received a new symbol, “PRRE,” that more resembles our new name.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment and Certificate of Correction
10.1	Employment Agreement, dated October 13, 2015 with Llorn Kylo
10.2	Indemnity Agreement, dated October 13, 2015 with Llorn Kylo
10.3	Employment Agreement, dated October 13, 2015 with Munjit Johal
10.4	Indemnity Agreement, dated October 13, 2015 with Munjit Johal

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Praetorian Property, Inc.

/s/ Llorn Kylo

Llorn Kylo

Chief Executive Officer

Date: October 26, 2015

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